Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.782.8386

Commonwealth Annuity and Life Insurance Company

a Goldman Sachs Company

SEMI-ANNUAL REPORT – 6/30/2008

FOR CONTRACT HOLDERS OF:	GROUP VARI-EXCEPTIONAL LIFE PLUS (GROUP VEL),
EXECUTIVE SOLUTIONS (GROUP VEL DELAWARE)
EXECUTIVE SOLUTIONS (GROUP VEL COLI)

September 16, 2008

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	GROUP VEL ACCOUNT 1940 Act Registration Number: 811-8704 1933 Act Registration Numbers: 33-82658, 333-39798 CIK: 0000928408 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Group VEL Account, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	August 28, 2008
AIM Variable Insurance Funds	896435	August 25, 2008
The Alger American Fund	832566	August 15, 2008
AllianceBernstein Variable Products Series Fund, Inc.	825316	August 25, 2008
Delaware VIP Trust	814230	August 21, 2008
Fidelity Variable Insurance Products Fund	356494	August 28, 2008
Fidelity Variable Insurance Products Fund II	831016	August 25, 2008
Franklin Templeton Variable Insurance Products Trust	837274	August 27, 2008
Janus Aspen Series	906185	August 27, 2008
T. Rowe Price International Series, Inc.	918292	August 27, 2008
The Universal Institutional Funds, Inc.	1011378	September 8, 2008

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ JON-LUC DUPUY

Jon-Luc Dupuy
Vice President, Assistant General Counsel

and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772